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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): October 1, 2002


                    SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

             (Exact name of registrant as specified in its charter)
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

        Netherlands Antilles                           1-4601                               52-0684746
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)




               153 East 53rd Street, 57th Floor
                      New York, New York                             10022-4624

                    42, rue Saint-Dominique
                         Paris, France                                 75007

                        Parkstraat 83,
                          The Hague,
                        The Netherlands                               2514 JG

          (Addresses of principal executive offices)           (Zip or Postal Codes)


 Registrant's telephone number in the United States, including area code: (212) 350-9400

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Item 5.       OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the Schlumberger Third Quarter 2002 Business Update press release dated October 1, 2002.

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.1 Press release.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SCHLUMBERGER N.V.
                                         (SCHLUMBERGER LIMITED)


                                         By:      /s/ Frank A. Sorgie
                                             -----------------------------------
                                                  Frank A. Sorgie
                                                  Chief Accounting Officer

Date: October 1, 2002